Exhibit 21.1
Republic Services, Inc.

Subsidiaries and Affiliates	Jurisdiction of Formation
623 Landfill, Inc.	Virginia
A D A J Corporation	California
A-Best Disposal, Inc.	Ohio
Abilene Landfill TX, LP	Delaware
Ace Disposal Services, Inc.	Ohio
Action Disposal, Inc.	Texas
Ada County Development Company, Inc.	Idaho
Adrian Landfill, Inc.	Michigan
ADS of Illinois, Inc.	Illinois
ADS, Inc.	Oklahoma
Agri-Tech, Inc. of Oregon	Oregon
Agricultural Acquisitions, LLC	Indiana
Alabama Recycling Services, Inc.	Alabama
Albany-Lebanon Sanitation, Inc.	Oregon
Allied Acquisition Pennsylvania, Inc.	Pennsylvania
Allied Acquisition Two, Inc.	Massachusetts
Allied Enviroengineering, Inc.	Delaware
Allied Gas Recovery Systems, L.L.C.	Delaware
Allied Green Power, Inc.	Delaware
Allied Nova Scotia, Inc.	Delaware
Allied Receivables Funding Incorporated	Delaware
Allied Services, LLC	Delaware
Allied Transfer Systems of New Jersey, LLC	New Jersey
Allied Waste Alabama, Inc.	Delaware
Allied Waste Company, Inc.	Delaware
Allied Waste Environmental Management Group, LLC	Delaware
Allied Waste Hauling of Georgia, Inc.	Georgia
Allied Waste Holdings (Canada) Ltd.	Delaware
Allied Waste Industries (Arizona), Inc.	Arizona
Allied Waste Industries (New Mexico), Inc.	New Mexico
Allied Waste Industries (Southwest), Inc.	Arizona
Allied Waste Industries of Georgia, Inc.	Georgia
Allied Waste Industries of Illinois, Inc.	Illinois
Allied Waste Industries of Northwest Indiana, Inc.	Indiana
Allied Waste Industries of Tennessee, Inc.	Tennessee
Allied Waste Industries, Inc.	Delaware
Allied Waste Landfill Holdings, Inc.	Delaware
Allied Waste Niagara Falls Landfill, LLC	New York
Allied Waste North America, Inc.	Delaware
Allied Waste of California, Inc.	California
Allied Waste of Long Island, Inc.	New York
Allied Waste of New Jersey, Inc.	New Jersey
Allied Waste of New Jersey-New York, LLC	Delaware
Allied Waste of Ponce, Inc.	Puerto Rico
Allied Waste of Puerto Rico, Inc.	Puerto Rico
Allied Waste Recycling Services of New Hampshire, LLC	Delaware
Allied Waste Rural Sanitation, Inc.	Delaware
Allied Waste Services of Colorado, Inc.	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Allied Waste Services of Fort Worth, LLC	Texas
Allied Waste Services of Massachusetts, LLC	Massachusetts
Allied Waste Services of North America, LLC	Delaware
Allied Waste Services of Page, Inc.	Idaho
Allied Waste Services of Stillwater, Inc.	Oklahoma
Allied Waste Sycamore Landfill, LLC	Delaware
Allied Waste Systems Holdings, Inc.	Delaware
Allied Waste Systems of Arizona, LLC	Arizona
Allied Waste Systems of Colorado, LLC	Colorado
Allied Waste Systems of Indiana, LLC	Delaware
Allied Waste Systems of Michigan, LLC	Michigan
Allied Waste Systems of Montana, LLC	Montana
Allied Waste Systems of New Jersey, LLC	New Jersey
Allied Waste Systems of North Carolina, LLC	North Carolina
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania
Allied Waste Systems, Inc.	Delaware
Allied Waste Transfer Services of Arizona, LLC	Delaware
Allied Waste Transfer Services of California, LLC	California
Allied Waste Transfer Services of Florida, LLC	Florida
Allied Waste Transfer Services of Iowa, LLC	Iowa
Allied Waste Transfer Services of Lima, LLC	Ohio
Allied Waste Transfer Services of New York, LLC	New York
Allied Waste Transfer Services of North Carolina, LLC	North Carolina
Allied Waste Transfer Services of Oregon, LLC	Oregon
Allied Waste Transfer Services of Rhode Island, LLC	Delaware
Allied Waste Transfer Services of Utah, Inc.	Utah
Allied Waste Transportation, Inc.	Delaware
American Disposal Services of Illinois, Inc.	Delaware
American Disposal Services of Kansas, Inc.	Kansas
American Disposal Services of Missouri, Inc.	Oklahoma
American Disposal Services of New Jersey, Inc.	Delaware
American Disposal Services of West Virginia, Inc.	Delaware
American Disposal Services, Inc.	Delaware
American Disposal Transfer Services of Illinois, Inc.	Delaware
American Materials Recycling Corp.	New Jersey
American Sanitation, Inc.	Idaho
American Transfer Company, Inc.	New York
Anderson Solid Waste, Inc.	California
Anson County Landfill NC, LLC	Delaware
Apache Junction Landfill Corporation	Arizona
Arbor Hills Holdings L.L.C.	Delaware
Arc Disposal Company, Inc.	Illinois
Area Disposal, Inc.	Illinois
Ariana, LLC	Delaware
Astro Waste Services, Inc.	Maine
Atlantic Waste Holding Company, Inc.	Massachusetts
Atlas Transport, Inc.	California
Attwoods of North America, Inc.	Delaware
Autauga County Landfill, LLC	Alabama
Automated Modular Systems, Inc.	New Jersey
Autoshred, Inc.	Missouri
AWIN Leasing Company, Inc.	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
AWIN Leasing II, LLC	Ohio
AWIN Management, Inc.	Delaware
Barker Brothers Waste, Incorporated	Tennessee
Barker Brothers, Inc.	Tennessee
Bay Collection Services, Inc.	California
Bay Environmental Management, Inc.	California
Bay Landfills, Inc.	California
Bay Leasing Company, Inc.	California
BBCO, Inc.	Delaware
Belleville Landfill, Inc.	Missouri
Benson Valley Landfill General Partnership	Kentucky
Benton County Development Company	Indiana
Berkeley Sanitary Service, Inc.	California
Berrien County Landfill, Inc.	Michigan
BFGSI Series 1997-A Trust	Delaware
BFGSI, L.L.C.	Delaware
BFI Argentina, S.A.	Argentina
BFI Atlantic, Inc.	Delaware
BFI Energy Systems of Albany, Inc.	Delaware
BFI Energy Systems of Boston, Inc.	Massachusetts
BFI Energy Systems of Delaware County, Inc.	Delaware
BFI Energy Systems of Essex County, Inc.	New Jersey
BFI Energy Systems of Hempstead, Inc.	Delaware
BFI Energy Systems of Niagara II, Inc.	Delaware
BFI Energy Systems of Niagara, Inc.	Delaware
BFI Energy Systems of Plymouth, Inc.	Delaware
BFI Energy Systems of SEMASS, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware
BFI International, Inc.	Delaware
BFI REF-FUEL, INC.	Delaware
BFI Services Group, Inc.	California
BFI Trans River (GP), Inc.	Delaware
BFI Trans River (LP), Inc.	Delaware
BFI Transfer Systems of Alabama, LLC	Delaware
BFI Transfer Systems of DC, LLC	Delaware
BFI Transfer Systems of Georgia, LLC	Delaware
BFI Transfer Systems of Maryland, LLC	Delaware
BFI Transfer Systems of Massachusetts, LLC	Massachusetts
BFI Transfer Systems of Mississippi, LLC	Delaware
BFI Transfer Systems of New Jersey, Inc.	New Jersey
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania
BFI Transfer Systems of Texas, LP	Delaware
BFI Transfer Systems of Virginia, LLC	Delaware
BFI Waste Services of Indiana, LP	Delaware
BFI Waste Services of Pennsylvania, LLC	Pennsylvania
BFI Waste Services of Tennessee, LLC	Delaware
BFI Waste Services of Texas, LP	Delaware
BFI Waste Services, LLC	Delaware
BFI Waste Systems of Alabama, LLC	Delaware
BFI Waste Systems of Arkansas, LLC	Delaware
BFI Waste Systems of Georgia, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
BFI Waste Systems of Indiana, LP	Delaware
BFI Waste Systems of Kentucky, LLC	Delaware
BFI Waste Systems of Louisiana, LLC	Delaware
BFI Waste Systems of Massachusetts, LLC	Massachusetts
BFI Waste Systems of Mississippi, LLC	Delaware
BFI Waste Systems of Missouri, LLC	Delaware
BFI Waste Systems of New Jersey, Inc.	New Jersey
BFI Waste Systems of North America, LLC	Delaware
BFI Waste Systems of North Carolina, LLC	Delaware
BFI Waste Systems of Oklahoma, LLC	Oklahoma
BFI Waste Systems of South Carolina, LLC	Delaware
BFI Waste Systems of Tennessee, LLC	Delaware
BFI Waste Systems of Virginia, LLC	Delaware
Bio-Med of Oregon, Inc.	Oregon
BLT Enterprises of Oxnard, Inc.	California
Blue Ridge Landfill General Partnership	Kentucky
Blue Ridge Landfill TX, LP	Delaware
Bom Ambiente Insurance Company	Cayman Islands
Bond County Landfill, Inc.	Delaware
Borrego Landfill, Inc.	California
Borrow Pit Corp.	Illinois
Brenham Total Roll-Offs, LP	Delaware
Brickyard Disposal & Recycling, Inc.	Illinois
Bridgeton Landfill, LLC	Delaware
Bridgeton Transfer Station, LLC	Delaware
Browning-Ferris Financial Services, Inc.	Delaware
Browning-Ferris Industries Argentina, S.A.	Argentina
Browning-Ferris Industries Asia Pacific, Inc.	Delaware
Browning-Ferris Industries Chemical Services, Inc.	Nevada
Browning-Ferris Industries de Mexico, S.A. de C.V.	Mexico
Browning-Ferris Industries Europe, Inc.	Delaware
Browning-Ferris Industries of California, Inc.	California
Browning-Ferris Industries of Florida, Inc.	Delaware
Browning-Ferris Industries of Illinois, Inc.	Delaware
Browning-Ferris Industries of New Jersey, Inc.	New Jersey
Browning-Ferris Industries of New York, Inc.	New York
Browning-Ferris Industries of Ohio, Inc.	Delaware
Browning-Ferris Industries of Tennessee, Inc.	Tennessee
Browning-Ferris Industries, Inc.	Massachusetts
Browning-Ferris Industries, LLC	Delaware
Browning-Ferris Services, Inc.	Delaware
Browning-Ferris, Inc.	Maryland
Brunswick Waste Management Facility, LLC	Delaware
Bunting Trash Service, Inc.	Colorado
Butler County Landfill, LLC	Delaware
C & C Expanded Sanitary Landfill, LLC	Michigan
Cactus Waste Systems, LLC	Arizona
Calvert Trash Service Incorporated	Maryland
Calvert Trash Systems, Incorporated	Maryland
Camelot Landfill TX, LP	Delaware
Capital Waste & Recycling, Inc.	New York
Capitol Recycling and Disposal, Inc.	Oregon

Subsidiaries and Affiliates	Jurisdiction of Formation
Carbon Limestone Landfill, LLC	Ohio
CC Landfill, Inc.	Delaware
CECOS International, Inc.	New York
Cefe Landfill TX, LP	Delaware
Celina Landfill, Inc.	Ohio
Central Arizona Transfer, Inc.	Arizona
Central Sanitary Landfill, Inc.	Michigan
Central Virginia Properties, LLC	Georgia
Champlin Refuse, Inc.	Minnesota
Charter Evaporation Resource Recovery Systems	California
Cherokee Run Landfill, Inc.	Ohio
Chilton Landfill, LLC	Delaware
Citizens Disposal, Inc.	Michigan
City-Star Services, Inc.	Michigan
Clarkston Disposal, Inc.	Michigan
Clinton County Landfill Partnership	Indiana
Cocopah Landfill, Inc.	Delaware
Commercial Reassurance Limited	Ireland
Compactor Rental Systems of Delaware, Inc.	Delaware
Congress Development Co.	Illinois
Consolidated Disposal Service, L.L.C.	Delaware
Consolidated Processing, Inc.	Illinois
Continental Waste Industries — Gary, Inc.	Indiana
Continental Waste Industries, L.L.C.	Delaware
Copper Mountain Landfill, Inc.	Delaware
Corvallis Disposal Co.	Oregon
County Disposal (Ohio), Inc.	Delaware
County Disposal, Inc.	Delaware
County Environmental Landfill, LLC	Ohio
County Land Development Landfill, LLC	Ohio
County Landfill, Inc.	Delaware
County Line Landfill Partnership	Indiana
Courtney Ridge Landfill, LLC	Delaware
Covington Waste, Inc.	Tennessee
Crescent Acres Landfill, LLC	Louisiana
Crockett Sanitary Service, Inc.	California
Crow Landfill TX, L.P.	Delaware
Cumberland County Development Company, LLC	Virginia
CWI of Florida, Inc.	Florida
CWI of Illinois, Inc.	Illinois
CWI of Missouri, Inc.	Missouri
D & L Disposal L.L.C.	Delaware
Dallas Disposal Co.	Oregon
Delta Container Corporation	California
Delta Dade Recycling Corp.	Florida
Delta Paper Stock, Co.	California
Delta Resources Corp.	Florida
Delta Site Development Corp.	Florida
Delta Waste Corp.	Florida
Dempsey Waste Systems II, Inc.	Ohio
Denver RL North, Inc.	Colorado
Desarrollo del Rancho La Gloria TX, LP	Texas

Subsidiaries and Affiliates	Jurisdiction of Formation
Dinverno, Inc.	Michigan
DTC Management, Inc.	Indiana
E & P Investment Corporation	Illinois
E Leasing Company, LLC	Delaware
Eagle Industries Leasing, Inc.	Michigan
East Chicago Compost Facility, Inc.	Delaware
ECDC Environmental of Humboldt County, Inc.	Delaware
ECDC Environmental, L.C.	Utah
ECDC Holdings, Inc.	Delaware
EcoSort, L.L.C.	Oregon
El Centro Landfill, L.P.	Texas
Elder Creek Transfer & Recovery, Inc.	California
Ellis County Landfill TX, LP	Delaware
Ellis Scott Landfill MO, LLC	Delaware
Envirocycle, Inc.	Florida
Environmental Development Corp.	Delaware
Environmental Development Corp.	Puerto Rico
Environmental Reclamation Company	Illinois
Environtech, Inc.	Delaware
Envotech-Illinois L.L.C.	Delaware
Evergreen National Indemnity Company	Ohio
Evergreen Scavenger Service, Inc.	Delaware
Evergreen Scavenger Service, L.L.C.	Delaware
F. P. McNamara Rubbish Removal, Inc.	Massachusetts
Flint Hill Road, LLC	South Carolina
FLL, Inc.	Michigan
Foothill Sanitary Landfill, Inc.	California
Forest View Landfill, LLC	Delaware
Fort Worth Landfill TX, LP	Delaware
Forward, Inc.	California
Fred Barbara Trucking Co., Inc.	Illinois
Frontier Waste Services (Colorado), LLC	Colorado
Frontier Waste Services (Utah), LLC	Utah
Frontier Waste Services of Louisiana L.L.C.	Louisiana
Frontier Waste Services, L.P.	Texas
G. Van Dyken Disposal Inc.	Michigan
Galveston County Landfill TX, LP	Delaware
Gateway Landfill, LLC	Georgia
GEK, Inc.	Alabama
General Refuse Rolloff Corp.	Delaware
General Refuse Service of Ohio, L.L.C.	Ohio
Georgia Recycling Services, Inc.	Delaware
Giles Road Landfill TX, LP	Delaware
Global Indemnity Assurance Company	Vermont
Golden Bear Transfer Services, Inc.	California
Golden Triangle Landfill TX, LP	Delaware
Golden Waste Disposal, Inc.	Georgia
Grants Pass Sanitation, Inc.	Oregon
Great Lakes Disposal Service, Inc.	Delaware
Great Plains Landfill OK, LLC	Delaware
Green Valley Landfill General Partnership	Kentucky
Greenridge Reclamation, LLC	Pennsylvania

Subsidiaries and Affiliates	Jurisdiction of Formation
Greenridge Waste Services, LLC	Pennsylvania
Greenwood Landfill TX, LP	Delaware
Gulf West Landfill TX, LP	Delaware
Gulfcoast Waste Service, Inc.	Florida
H Leasing Company, LLC	Delaware
Hancock County Development Company, LLC	Mississippi
Harland’s Sanitary Landfill, Inc.	Michigan
Harrison County Landfill, LLC	Mississippi
HMD Waste, L.L.C.	Delaware
Honeygo Run Reclamation Center, Inc.	Maryland
Hyder Waste Container, Inc.	North Carolina
Illiana Disposal Partnership	Indiana
Illinois Landfill, Inc.	Illinois
Illinois Recycling Services, Inc.	Illinois
Illinois Valley Recycling, Inc.	Illinois
Imperial Landfill, Inc.	California
Independent Trucking Company	California
Ingrum Waste Disposal, Inc.	Illinois
International Disposal Corp. of California	California
Island Waste Services Ltd.	New York
Itasca Landfill TX, LP	Delaware
Jackson County Landfill, LLC	Mississippi
Jasper County Development Company Partnership	Indiana
Jefferson City Landfill, LLC	Delaware
Jefferson Parish Development Company, LLC	Louisiana
Jetter Disposal, Inc.	Iowa
K & K Trash Removal, Inc.	Maryland
Kandel Enterprises, LLC	Delaware
Kankakee Quarry, Inc.	Illinois
Keller Canyon Landfill Company	California
Keller Drop Box, Inc.	Oregon
Kent-Meridian Disposal Company	Washington
Kerrville Landfill TX, LP	Delaware
Key Waste Indiana Partnership	Indiana
La Cañada Disposal Company, Inc.	California
Lake County C & D Development Partnership	Indiana
Lake Norman Landfill, Inc.	North Carolina
LandComp Corporation	Illinois
Lathrop Sunrise Sanitation Corporation	California
Lee County Landfill SC, LLC	Delaware
Lee County Landfill, Inc.	Illinois
Lemons Landfill, LLC	Delaware
Lewisville Landfill TX, LP	Delaware
Liberty Waste Holdings, Inc.	Delaware
Liberty Waste Services Limited, L.L.C.	Delaware
Liberty Waste Services of Illinois, L.L.C.	Illinois
Liberty Waste Services of McCook, L.L.C.	Delaware
Little Creek Landing, LLC	Delaware
Local Sanitation of Rowan County, L.L.C.	Delaware
Loop Recycling, Inc.	Illinois
Loop Transfer, Incorporated	Illinois
Lorain County Landfill, LLC	Ohio

Subsidiaries and Affiliates	Jurisdiction of Formation
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey
Lucas County Land Development, Inc.	Delaware
Lucas County Landfill, LLC	Ohio
M-G Disposal Services, L.L.C.	Delaware
Madison County Development, LLC	Tennessee
Manumit of Florida, Inc.	Florida
Marion Resource Recovery Facility, LLC	Oregon
Mars Road TX, LP	Delaware
McCarty Road Landfill TX, LP	Delaware
McCusker Recycling, Inc.	Pennsylvania
McInnis Waste Systems, Inc.	Oregon
Menands Environmental Solutions, LLC	New York
Mesa Disposal, Inc.	Arizona
Mesquite Landfill TX, LP	Delaware
Mexia Landfill TX, LP	Delaware
Midway Development Company, Inc.	Arizona
Minneapolis Refuse, Incorporated	Minnesota
Mississippi Waste Paper Company	Mississippi
Missouri City Landfill, LLC	Missouri
Modern-Mallard Energy, LLC	Delaware
Morehead Landfill General Partnership	Kentucky
Mountain Home Disposal, Inc.	Delaware
N Leasing Company, LLC	Delaware
NationsWaste Catawba Regional Landfill, Inc.	South Carolina
NationsWaste, Inc.	Delaware
Ncorp, Inc.	Delaware
New Morgan Landfill Company, Inc.	Pennsylvania
New York Waste Services, LLC	Delaware
Newco Waste Systems of New Jersey, Inc.	New Jersey
Newton County Landfill Partnership	Indiana
Noble Road Landfill, Inc.	Ohio
Northeast Landfill, LLC	Delaware
Northlake Transfer, Inc.	Illinois
Northwest Tennessee Disposal Corporation	Tennessee
Oakland Heights Development, Inc.	Michigan
Obscurity Land Development, LLC	Virginia
Oceanside Waste & Recycling Services	California
Ohio Republic Contracts, II, Inc.	Delaware
Ohio Republic Contracts, Inc.	Ohio
Oklahoma City Landfill, L.L.C.	Oklahoma
Oscar’s Collection System of Fremont, Inc.	Nebraska
Otay Landfill, Inc.	California
Ottawa County Landfill, Inc.	Delaware
Packerton Land Company, L.L.C.	Delaware
Palomar Transfer Station, Inc.	California
Panama Road Landfill, TX, L.P.	Delaware
Peltier Real Estate Company	Oregon
Peninsula Waste Systems, LLC	Maryland
Perdomo & Sons, Inc.	California
Perdomo/BLT Enterprises, LLC	California
Pinal County Landfill Corp.	Arizona
Pine Bend Holdings L.L.C.	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Pine Hill Farms Landfill TX, LP	Delaware
Pinecrest Landfill OK, LLC	Delaware
Pittsburg County Landfill, Inc.	Oklahoma
Pleasant Oaks Landfill TX, LP	Delaware
Polk County Landfill, LLC	Delaware
Port Clinton Landfill, Inc.	Ohio
Portable Storage Co.	Oregon
Preble County Landfill, Inc.	Ohio
Price & Sons Recycling Company	Georgia
Prichard Landfill Corporation	West Virginia
Prince George’s County Landfill, LLC	Maryland
R.C. Miller Enterprises, Inc.	Ohio
R.C. Miller Refuse Service Inc.	Ohio
Rabanco Companies	Washington
Rabanco Recycling, Inc.	Washington
Rabanco, Ltd.	Washington
Ramona Landfill, Inc.	California
RCS, Inc.	Illinois
Ref-Fuel Canada Ltd.	Ontario
Regional Disposal Company	Washington
Reliable Disposal, Inc.	Michigan
Republic Dumpco, Inc.	Nevada
Republic Environmental Technologies, Inc.	Nevada
Republic Ohio Contracts, LLC	Ohio
Republic Services Aviation, Inc.	Florida
Republic Services Employee Relief Fund	Arizona
Republic Services Financial LP, Inc.	Delaware
Republic Services Financial, Limited Partnership	Delaware
Republic Services Group, LLC	Delaware
Republic Services Holding Company, Inc.	Delaware
Republic Services of Arizona Hauling, LLC	Arizona
Republic Services of Buffalo, LLC	Delaware
Republic Services of California Holding Company, Inc.	Delaware
Republic Services of California II, LLC	Delaware
Republic Services of Canada, Inc.	Ontario
Republic Services of Colorado Hauling, LLC	Colorado
Republic Services of Colorado I, LLC	Colorado
Republic Services of Florida GP, Inc.	Delaware
Republic Services of Florida LP, Inc.	Delaware
Republic Services of Florida, Limited Partnership	Delaware
Republic Services of Georgia GP, LLC	Delaware
Republic Services of Georgia LP, LLC	Delaware
Republic Services of Georgia, Limited Partnership	Delaware
Republic Services of Indiana LP, Inc.	Delaware
Republic Services of Indiana Transportation, LLC	Delaware
Republic Services of Indiana, Limited Partnership	Delaware
Republic Services of Kentucky, LLC	Kentucky
Republic Services of Maryland, LLC	Maryland
Republic Services of Michigan Hauling, LLC	Michigan
Republic Services of Michigan Holding Company, Inc.	Delaware
Republic Services of Michigan I, LLC	Michigan
Republic Services of Michigan II, LLC	Michigan

Subsidiaries and Affiliates	Jurisdiction of Formation
Republic Services of Michigan III, LLC	Michigan
Republic Services of Michigan IV, LLC	Michigan
Republic Services of Michigan V, LLC	Michigan
Republic Services of New Jersey, LLC	Delaware
Republic Services of North Carolina, LLC	North Carolina
Republic Services of Ohio Hauling, LLC	Ohio
Republic Services of Ohio I, LLC	Ohio
Republic Services of Ohio II, LLC	Ohio
Republic Services of Ohio III, LLC	Ohio
Republic Services of Ohio IV, LLC	Ohio
Republic Services of Pennsylvania, LLC	Delaware
Republic Services of Sonoma County, Inc.	Delaware
Republic Services of South Carolina, LLC	Delaware
Republic Services of Southern California, LLC	Delaware
Republic Services of Tennessee, LLC	Delaware
Republic Services of Virginia, LLC	Virginia
Republic Services of Wisconsin GP, LLC	Delaware
Republic Services of Wisconsin LP, LLC	Delaware
Republic Services of Wisconsin, Limited Partnership	Delaware
Republic Services Procurement, Inc.	Delaware
Republic Services Real Estate Holding, Inc.	North Carolina
Republic Services Risk Management, Inc.	Delaware
Republic Services Vasco Road, LLC	Delaware
Republic Silver State Disposal, Inc.	Nevada
Republic Transportation Services of Canada, Inc.	Ontario
Republic Waste Services of Southern California, LLC	Delaware
Republic Waste Services of Texas GP, Inc.	Delaware
Republic Waste Services of Texas LP, Inc.	Delaware
Republic Waste Services of Texas, Ltd.	Texas
Republic Waste, Limited Partnership	Delaware
Resource Recovery, Inc.	Kansas
RI/Alameda Corp.	California
Richmond Sanitary Service, Inc.	California
Rio Grande Valley Landfill TX, LP	Delaware
Risk Services, Inc.	Delaware
RITM, LLC	Delaware
Rock Road Industries, Inc.	Missouri
Roosevelt Associates	Washington
Ross Bros. Waste & Recycling Co.	Ohio
Rossman Sanitary Service, Inc.	Oregon
Roxana Landfill, Inc.	Illinois
Royal Holdings, Inc.	Michigan
Royal Oaks Landfill TX, LP	Delaware
RSG Cayman Group, Inc.	Delaware
Rubbish Control, LLC	Delaware
RWS Texas Leasing Company, LLC	Texas
RWS Transport, L.P.	Delaware
S & S Recycling, Inc.	Georgia
S Leasing Company, LLC	Delaware
Saguaro National Captive Insurance Company	Arizona
Saline County Landfill, Inc.	Illinois
San Diego Landfill Systems, LLC	California

Subsidiaries and Affiliates	Jurisdiction of Formation
San Marcos NCRRF, Inc.	California
Sand Valley Holdings, L.L.C.	Delaware
Sandy Hollow Landfill Corp.	West Virginia
Sangamon Valley Landfill, Inc.	Delaware
Sanifill, Inc.	Tennessee
Sanitary Disposal Service, Inc.	Michigan
Sauk Trail Development, Inc.	Michigan
Schofield Corporation of Orlando	Florida
Show-Me Landfill, LLC	Delaware
Shred — All Recycling Systems, Inc.	Illinois
Solano Garbage Company	California
Source Recycling, Inc.	Oregon
South Central Texas Land Co. TX, LP	Texas
South Trans, Inc.	New Jersey
Southeast Landfill, LLC	Delaware
Southern Illinois Regional Landfill, Inc.	Illinois
Southwest Landfill TX, LP	Delaware
Springfield Environmental General Partnership	Indiana
St. Bernard Parish Development Company, LLC	Louisiana
St. Joseph Landfill, LLC	Missouri
Standard Disposal Services, Inc.	Michigan
Standard Environmental Services, Inc.	Michigan
Standard Waste, Inc.	Delaware
Streator Area Landfill, Inc.	Illinois
Suburban Transfer, Inc.	Illinois
Suburban Warehouse, Inc.	Illinois
Summit Waste Systems, Inc.	Arizona
Sunrise Sanitation Service, Inc.	California
Sunset Disposal Service, Inc.	California
Sunset Disposal, Inc.	Kansas
Sycamore Landfill, Inc.	California
Tate’s Transfer Systems, Inc.	Missouri
Tay-Ban Corporation	Michigan
Taylor Ridge Landfill, Inc.	Delaware
Tennessee Union County Landfill, Inc.	Delaware
Tessman Road Landfill TX, LP	Delaware
The Ecology Group, Inc.	Ohio
Thomas Disposal Service, Inc.	Missouri
Tippecanoe County Waste Services Partnership	Indiana
Tom Luciano’s Disposal Service, Inc.	New Jersey
Total Roll-Offs, L.L.C.	Texas
Total Solid Waste Recyclers, Inc.	New Jersey
Tri-County Refuse Service, Inc.	Michigan
Tri-State Recycling Services, Inc.	Illinois
Tri-State Refuse Corporation	Arizona
Tricil (N.Y.), Inc.	New York
Turkey Creek Landfill TX, LP	Delaware
United Disposal Service, Inc.	Oregon
Upper Rock Island County Landfill, Inc.	Illinois
Valley Landfills, Inc.	Oregon
VHG, Inc.	Minnesota
Victoria Landfill TX, LP	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Vining Disposal Service, Inc.	Massachusetts
Warner Hill Development Company	Ohio
Warrick County Development Company	Indiana
Wasatch Regional Landfill, Inc.	Utah
Waste Control Systems, Inc.	Oregon
Waste Services of New York, Inc.	New York
Wastehaul, Inc.	Indiana
Wayne County Land Development, LLC	New York
Wayne County Landfill IL, Inc.	Delaware
Wayne Developers, LLC	Georgia
WDTR, Inc.	Oregon
Webster Parish Landfill, L.L.C.	Delaware
West Contra Costa Energy Recovery Company	California
West Contra Costa Sanitary Landfill, Inc.	California
West County Landfill, Inc.	California
West County Resource Recovery, Inc.	California
Whispering Pines Landfill TX, LP	Delaware
Willamette Resources, Inc.	Oregon
Williams County Landfill Inc.	Ohio
Willow Ridge Landfill, LLC	Delaware
Wilshire Disposal Service	California
WJR Environmental, Inc.	Washington
Woodlake Sanitary Service, Inc.	Minnesota
Zakaroff Services	California